FIRST EAGLE TACTICAL MUNICIPAL OPPORTUNITIES FUND

1345 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10105
(800) 334-2143

SUPPLEMENT DATED AUGUST 18, 2025
TO PROSPECTUS DATED MAY 30, 2025 AND
TO STATEMENT OF ADDITIONAL INFORMATION DATED MAY 30, 2025

As of August 15, 2025, private equity funds managed by Genstar Capital have acquired a majority investment in First Eagle Holdings, Inc. (“FE Holdings”), the parent company of First Eagle Investment Management, LLC (“FEIM”), the investment adviser to the First Eagle Tactical Municipal Opportunities Fund (the “Fund”).

The transaction is not expected to result in any change in the portfolio management of the Fund or in the Fund’s investment objectives or policies. A new investment advisory agreement with FEIM, which is substantially similar to the prior agreement and was approved by the Fund’s initial shareholder and the Board of Trustees of the Fund to take effect upon closing of the transaction, is now in effect and will provide for continuation of the Fund’s investment program without interruption.

The information in this Supplement modifies the First Eagle Tactical Municipal Opportunities Fund’s Prospectus dated May 30, 2025 and the First Eagle Tactical Municipal Opportunities Fund’s Statement of Additional Information dated May 30, 2025. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in the sections of the Prospectus entitled “Additional Risks of the Fund – Conflicts of Interest Relating to Affiliates” and “Management of the Fund” and the sections of the Statement of Additional Information entitled “Adviser,” “Investment Advisory and Other Services” and “Conflicts of Interest.” Any references to the continuing ownership of FE Holdings by Blackstone Inc. (“Blackstone”) and Corsair Capital LLC (“Corsair”) are superseded and removed. The discussions of conflicts of interest relating to FEIM’s affiliates are also amended to remove references to Blackstone and Corsair and should now be understood to describe similar and corresponding conflicts of interest, to the extent applicable, that will exist with regard to Genstar Capital.

* * * *

This Supplement is also intended to highlight certain changes to the Prospectus dated May 30, 2025.

Effective immediately, the following replaces the third paragraph in the section of the Prospectus entitled “Plan of Distribution”:

Common Shares of the Fund are continuously offered through the Distributor and/or certain financial intermediaries that have agreements with the Distributor (“authorized dealers”). In turn, these authorized dealers may designate other intermediaries to receive purchase and redemption orders on the Distributor’s behalf (“designated intermediaries”). As discussed below, the Fund may authorize one or more intermediaries (e.g., broker-dealers and other financial firms) to receive orders on its behalf. The Common Shares will be offered at NAV per share calculated each regular business day. Please see “Net Asset Value” below.

Effective immediately, the following replaces the first paragraph in the section of the Prospectus entitled “Plan of Distribution – Acceptance and Timing of Purchase Orders”:

A purchase order received by the Fund or its designee, authorized dealers or designated intermediaries prior to the NYSE Close, on a day the Fund is open for business, together with payment made in one of the ways described above will be effected at that day’s NAV plus any applicable sales charge. An order received after the NYSE Close will be effected at the NAV determined on the next business day. However, orders received by certain retirement plans and other financial firms on a business day prior to the NYSE Close and communicated to the Fund or its designee, authorized dealers or designated intermediaries prior to such time as agreed upon by the Fund and financial firm will be effected at the NAV determined on the business day the order was received by the financial firm.

* * * *

Investors Should Retain this Supplement for Future Reference